Exchange Traded Concepts Trust

Vesper U.S. Large Cap Short-Term Reversal Strategy ETF

Summary Prospectus | December 29, 2023

Principal Listing Exchange for the Fund: NYSE Arca, Inc. | (Ticker Symbol: UTRN)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.utrnetf.com. You can also get this information at no cost by calling 833-835-6633, by sending an e-mail request to UTRNETF@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, each dated December 29, 2023, as each may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Vesper U.S. Large Cap Short-Term Reversal Strategy ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Vesper U.S. Large Cap Short-Term Reversal Index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect the Fund’s performance. For the fiscal year ended August 31, 2023, the Fund’s portfolio turnover rate was 4,667% of the average value of its portfolio.

Principal Investment Strategies

The Fund primarily invests in securities comprising the Index. The Index is designed to measure the performance of a portfolio of twenty-five (25) securities selected from the Solactive GBS United States 500 Index (the “Solactive 500”) that Vesper Capital Management, LLC (the “Index Provider”) believes will most likely benefit from the “short-term reversal” effect, as determined by applying a proprietary algorithm (“Chow’s Ratio” or “Algorithm”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in large capitalization securities issued by a U.S. company or a company economically tied to the United States. A company is deemed to be economically tied to the United States if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity is located in, the United States; (ii) a majority of the company’s revenues are derived from the United States; or (iii) a majority of the company’s assets are located in the United States.

Short-term reversal effect generally means that, on average, stocks with relatively poor weekly (risk-adjusted) performance, may reverse and earn higher returns relative to peer stocks the following week. Short-term reversal investment strategies have recently developed due to the accessibility and availability of short-term pricing data and lower trading costs.

The eligible universe of Index components includes all companies in the Solactive 500. From that universe, according to the Index’s quantitative, rules-based methodology, 25 securities are selected by the Index Provider applying Chow’s Ratio to historical short-term price data of the companies’ stocks in an attempt to identify those securities that are believed to have the best chance to experience short-term reversal as well as maintain minimum risk exposure and transaction costs. Chow’s Ratio is a proprietary algorithm that uses short-term pricing data and volatility measures to identify stocks that have experienced one-week price declines and assesses their price stability to identify which stocks are fundamentally sound and have the greatest potential for reversal and which ones are fundamentally flawed and have the greatest potential for further decline. The stocks believed to have the best chance of reversal are ultimately selected for the Index. After applying the Algorithm, the 25 securities with the lowest ratios (a lower ratio represents a higher likelihood of experiencing short-term reversal) are selected for inclusion in the Index.

The Index is evaluated and re-balanced on a weekly basis. As a result, the Fund will have a high portfolio turnover rate.

Index components are equal weighted at each weekly reconstitution of the Index. A stock in the Index is only removed at rebalance if it has been assigned a ratio that is higher than that of the 50 securities of the Solactive 500 with the lowest ratios. In such case, the security with the lowest ratio from the new list of 25 securities that is not already included in the Index is selected for inclusion. As of December 1, 2023, the Index comprised 25 component securities with an average market capitalization of $117.57 billion.

The Fund employs a “passive management” investment strategy designed to track the performance of the Index. Exchange Traded Concepts, LLC (the “Adviser”), the Fund’s adviser, generally will use a replication methodology, meaning it will invest in all of the securities composing the Index in proportion to their respective weightings in the Index. However, the Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may invest up to 20% of its total assets in investments that are not included in the Index, but that the Adviser believes will help the Fund track the performance of the Index.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent the Index concentrates in an industry or group of industries. In addition, in replicating the Index, the Fund may from time to time invest a significant portion of its assets in the securities of companies in one or more sectors. Due to the Fund’s weekly reconstitution, the Fund’s concentration in an industry or group of industries or a particular sector may change from week to week.

The Index Provider is not affiliated with the Fund or the Adviser. The Index Provider developed the methodology for determining the securities to be included in the Index and for the ongoing maintenance of the Index. The Index is calculated by Solactive AG, which is not affiliated with the Fund or the Adviser.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, and/or may incur substantial trading losses.

Index Tracking Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Industry Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries to the extent the Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Issuer-Specific Risk. Fund performance depends on the performance of the issuers to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies or the market as a whole. The securities of large-capitalization companies may also be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk. Because the Fund is an exchange-traded fund (“ETF”), only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, the risk of which is higher during periods of market stress, Fund shares may trade at a material discount to their net asset value (“NAV”) per share, possibly face delisting, and may experience wide bid-ask spreads: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Risk. The market price of an investment could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of an investment also may decline because of factors that affect a particular industry or industries such as labor shortages, increased production costs, and competitive conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific investments. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Methodology Risk. The Fund seeks to track the performance of the Index, which selects stocks of companies utilizing a methodology that relies on Chow’s Ratio, a proprietary algorithm. The Index is the first practical application of Chow’s Ratio. No assurance can be given that stocks of companies chosen for the Index will outperform stocks of other companies. Moreover, there is no guarantee that the Index methodology will generate or produce the intended results, and stocks of companies selected for the Index may underperform stocks of companies that have been excluded from the Index.

Operational Risk. The Fund and its service providers may experience disruptions that arise from human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund.

Passive Investment Risk. The Fund is not actively managed and, therefore, the Fund would not sell a security due to current or projected underperformance of the security, industry or sector, unless that security is removed from the Index or selling the security is otherwise required upon a rebalancing of the Index.

Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with the weekly rebalances and reconstitutions of its Index. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

REIT Risk. The Index may include REITs. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments in REITs. Investing in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. In addition, U.S. REITs are subject to the possibility of failing to qualify for the favorable U.S. federal income tax treatment generally available to them under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and failing to maintain exemption from the registration requirements of the Investment Company Act of 1940 (the “1940 Act”).

Sector Focus Risk. The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors.

Smaller Fund Risk. A smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size, in which case it could ultimately liquidate. The Fund may be liquidated by the Board of Trustees (the “Board”) without a shareholder vote. In a liquidation, shareholders of the Fund will receive an amount equal to the Fund’s NAV, after deducting the costs of liquidation, including the transaction costs of disposing of the Fund’s portfolio investments. Receipt of a liquidation distribution may have negative tax consequences for shareholders. Additionally, during the Fund’s liquidation all or a portion of the Fund’s portfolio may be invested in a manner not consistent with its investment objective and investment policies.

Trading Risk. Shares of the Fund may trade on the NYSE Arca, Inc. (the “Exchange”) above (premium) or below (discount) their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand and may deviate significantly from the value of the Fund’s holdings, particularly in times of market stress, with the result that investors may pay more or receive less than the underlying value of the Fund shares bought or sold. When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask), which is known as the bid-ask spread. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. In such a circumstance, the Fund’s shares could trade at a premium or discount to their NAV.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual total returns of the Index and the S&P 500® Index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

On November 7, 2022, the Index began utilizing a new underlying index, the Solactive GBS United States 500 Index, as the eligible universe of components from which the Index selects securities pursuant to its quantitative, rules-based methodology. Therefore, the performance shown for periods prior to that date may have differed had the change to the Fund’s Index been in effect during those periods. Updated performance information is available online at http://www.utrnetf.com/ or by calling toll-free 833-835-6633.

Annual Total Returns as of 12/31*

40%
30%
20%
10%
0%
-10%
-20%
-30%
31.41%
19.01%
29.69%
-19.80%
2019
2020
2021
2022

*The performance information shown above is based on a calendar year. The Fund’s year-to-date return as of September 30, 2023 was -5.27%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	27.59%	Q2/2020
Lowest Return	-21.63%	Q1/2020

Average Annual Total Returns for the Periods Ended December 31, 2022

Vesper U.S. Large Cap Short-Term Reversal Strategy ETF	1 Year	Since Inception (9-21-18)
Return Before Taxes	-19.80%	8.18%
Return After Taxes on Distributions	-20.15%	4.65%
Return After Taxes on Distributions and Sale of Fund Shares	-11.72%	5.03%
Vesper U.S. Large Cap Short-Term Reversal Index	-18.69%	9.76%
S&P 500® Index	-18.11%	8.38%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

Investment Adviser

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund.

Portfolio Managers

Andrew Serowik, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since its inception in 2018.

Todd Alberico, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since 2020.

Gabriel Tan, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since 2020.

Brian Cooper, Portfolio Manager of the Adviser, has served as a portfolio manager of the Fund since 2022.

Purchase and Sale of Fund Shares

The Fund issues shares to, and redeems shares from, certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of shares known as “Creation Units.” Creation Unit transactions are generally conducted in exchange for the deposit or delivery of a portfolio of in-kind securities constituting a substantial replication, or a representation, of the securities included in the Index and a specified cash payment. Individual shares of the Fund may only be purchased and sold in the secondary market through a broker or dealer at a market price. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on a market price and, because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at prices greater than NAV (premium) or less than NAV (discount). When buying or selling shares of the Fund in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at http://www.utrnetf.com/.

Tax Information

Distributions made by the Fund may be taxable as ordinary income, qualified dividend income, or long-term capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. In that case, you may be taxed when you take a distribution from such account, depending on the type of account, the circumstances of your distribution, and other factors.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

VSP-SM-001-0200

8